UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934


                                   MAY 5, 2003
                                   -----------
                        (Date of earliest event reported)


                          21st CENTURY HOLDING COMPANY
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Florida                       000-25001               65-0248866
-------------------------------   ------------------------    ------------------
(State or other jurisdiction of   (Commission File Number)    I.R.S. Employer of
         incorporation)                                       Identification No.

                 4161 N.W. 5th Street, Plantation, Florida 33317
                 -----------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (954) 581-9993
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Exhibits

          99.1 Press Release of Twenty First Century Holding Company, dated
               May 5, 2003, reporting financial results for the first quarter of 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         On May 5, 2003, 21st Century Holding Company issued a press release reporting its 2003 first quarter financial results. A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein. This press release may also be found on the company's web site at www.fedusa.com on the Investor Relations page.

         This information is furnished as an exhibit to this report on Form 8-K, pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition" under Item 9, "Regulation FD Disclosure" of Form 8-K, as directed by the Securities and Exchange Commission in Release No. 34-47583.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          21ST CENTURY HOLDING COMPANY

Date: May 5, 2003         By:      /s/  Edward J. Lawson
                                        Edward J. Lawson
                          Title:   President and Chief Executive Officer
                                   (Principal Executive Officer)

Date: May 5, 2003         By:      /s/  J.G. Jennings, III
                                        J.G. Jennings, III
                          Title:   Chief Financial Officer
                                   (Principal Accounting and Financial Officer)


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                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION
----------             --------------

99.1 Press Release of 21st Century Holding Company, dated May 5, 2002, reporting financial results for the first quarter of 2003.